                                                                    EXHIBIT 23.3


                           CONSENT OF TERRY J. BLUMER


    I hereby consent to the reference in the Proxy Statement/Prospectus constituting part of the Registration Statement on Form S-4 (and all amendments thereto) of PCA International, Inc. to my name as a person about to become a director of PCA International, Inc.


                                              /s/ TERRY J. BLUMER
                                 ---------------------------------------------
                                                Terry J. Blumer



July 23, 1998